PHL VARIABLE ACCUMULATION ACCOUNT
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT

                            RETIREMENT PLANNER'S EDGE
                     RETIREMENT PLANNER'S EDGE FOR NEW YORK

                        SUPPLEMENT DATED AUGUST 10, 2001
                                       TO
                       PROSPECTUSES DATED MARCH 30, 2001

A contract amendment will be filed, and is subject to approval, on a state-by-state basis that may affect the death benefit payable upon the death of the annuitant following the annuitant's 80th birthday, this amendment will never result in a death benefit less than that which would have been paid prior to the amendment's approval.

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IN THE SECTION TITLED "THE ACCUMULATION PERIOD; PAYMENT UPON DEATH BEFORE
MATURITY DATE" IN YOUR PROSPECTUS, THE SUBSECTION "PAYMENT AMOUNT" IS REPLACED BY THE FOLLOWING IN THOSE STATES THAT HAVE APPROVED THE ASSOCIATED CONTRACT
AMENDMENT:

PAYMENT AMOUNT

[diamond] DEATH OF AN OWNER WHO IS THE ANNUITANT
          Upon the death of the annuitant or owner/annuitant who has not yet reached age 80, the amount of death benefit payable is equal to the greater of:

          -   100% of payments, less adjusted partial withdrawals; or
          -   the contract value on the claim date; and
          -   the annual step-up amount on the claim date.

          After the annuitant's 80th birthday, the death benefit (less any deferred premium tax) equals the greater of:

          - the death benefit as of the end of the contract year prior to the annuitant's attained age 80, plus premium payments less adjusted partial withdrawals made since the end of the contract year prior to the annuitant's attained age 80; or
          -   the contract value on the claim date.

[diamond] DEATH OF AN OWNER WHO IS NOT THE ANNUITANT
          Upon the death of an owner who is not the annuitant, the death proceeds will be paid to the owner's beneficiary. The amount of death benefit payable is equal to the greater of:

          -   100% of payments, less withdrawals; and
          -   the contract value on the claim date.

          Depending upon state law, the payment to the beneficiary may avoid probate and the death benefit may be reduced by any premium tax due. Se
 "Premium Tax." See also "Distribution at Death" under "Federal Income Taxes."


         KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

TF672